EXHIBIT 23(b)

                        INDEPENDENT ACCOUNTANTS' CONSENT

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 12, 1999 included in HUBCO's Annual Report on Form 10-K and to all references to our firm included in this Registration Statement.


                                                    ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 23, 1999